                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        2/28

Date of reporting period:       08/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Select 500 Fund

Semiannual Report to Shareholders

August 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2005

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/05
Scudder Select 500 Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.48%	11.53%	10.66%	-2.68%	.59%
Class B	1.09%	10.70%	9.78%	-3.42%	-.19%
Class C	1.09%	10.87%	9.84%	-3.41%	-.18%
Class R	1.36%	11.32%	10.43%	-2.89%	.37%
S&P 500 Index+	2.33%	12.56%	12.03%	-2.71%	.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/05	$ 12.21	$ 12.02	$ 12.05	$ 12.10
2/28/05	$ 12.04	$ 11.89	$ 11.92	$ 11.94
Distribution Information: Six Months: Income Dividends as of 8/31/05	$ .008	$ —	$ —	$ .002
Class A Lipper Rankings — Large Cap Core Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	443	of	873	51
3-Year	273	of	759	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Select 500 Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/05
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,512	$12,771	$8,228	$9,780
	Average annual total return	5.12%	8.49%	-3.83%	-.35%
Class B	Growth of $10,000	$10,770	$13,031	$8,319	$9,882
	Average annual total return	7.70%	9.23%	-3.61%	-.19%
Class C	Growth of $10,000	$11,087	$13,253	$8,408	$9,890
	Average annual total return	10.87%	9.84%	-3.41%	-.18%
Class R	Growth of $10,000	$11,132	$13,468	$8,635	$10,235
	Average annual total return	11.32%	10.43%	-2.89%	.37%
S&P 500 Index+	Growth of $10,000	$11,256	$14,059	$8,717	$10,317
	Average annual total return	12.56%	12.03%	-2.71%	.50%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/05
Scudder Select 500 Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	1.61%	11.90%	10.94%	-2.44%	.85%
Class AARP	1.53%	11.80%	10.95%	-2.45%	.84%
S&P 500 Index+	2.33%	12.56%	12.03%	-2.71%	.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/05	$ 12.12	$ 12.12
2/28/05	$ 11.95	$ 11.94
Distribution Information: Six Months: Income Dividends as of 8/31/05	$ .013	$ .013

Growth of an Assumed $10,000 Investment
[] Scudder Select 500 Fund — Class S [] S&P 500 Index+

Yearly periods ended August 31
Comparative Results as of 8/31/05
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,190	$13,655	$8,840	$10,545
	Average annual total return	11.90%	10.94%	-2.44%	.85%
Class AARP	Growth of $10,000	$11,180	$13,656	$8,834	$10,538
	Average annual total return	11.80%	10.95%	-2.45%	.84%
S&P 500 Index+	Growth of $10,000	$11,256	$14,059	$8,717	$10,317
	Average annual total return	12.56%	12.03%	-2.71%	.50%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Large Cap Core Funds Category as of 8/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	410	of	873	47
3-Year	249	of	759	33
5-Year	184	of	600	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,014.80	$ 1,010.90	$ 1,010.90	$ 1,013.60	$ 1,015.30	$ 1,016.10
Expenses Paid per $1,000*	$ 6.35	$ 10.14	$ 10.09	$ 7.61	$ 5.13	$ 5.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 3/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/05	$ 1,018.90	$ 1,015.12	$ 1,015.17	$ 1,017.64	$ 1,020.11	$ 1,020.11
Expenses Paid per $1,000*	$ 6.36	$ 10.16	$ 10.11	$ 7.63	$ 5.14	$ 5.14

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Select 500 Fund	1.25%	2.00%	1.99%	1.50%	1.01%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Co-Managers Sheri B. Hawkins and Gail Grove discuss Scudder Select 500 Fund's market environment and investment results for the six-month period ended August 31, 2005.

Q:  How would you describe the economic and market environment over the past six months?

A:  Supply, demand and prices of oil and other energy sources have been a major theme of economic news throughout 2005. After moving fairly steadily upward for many months, oil prices spiked as the damaging effects of Hurricane Katrina on the US oil industry became evident. Oil prices had a powerful influence on financial markets at the end of the period covered by this report, as equity markets weakened on fears that rapidly rising fuel prices would dampen consumer spending.

In the early months of 2005, investors demonstrated considerable uncertainty about whether the expansion of the US economy could be sustained. Concerns over the Federal Reserve's continued interest rate tightening and rising commodity prices held markets back. As the year progressed, economic news turned more positive. There was increasing evidence that the economic expansion would continue, as consumer spending and business investment remained strong, and corporate earnings reports were generally favorable.

For the six-month period ended August 31, 2005, equity returns were generally positive: the Standard & Poor's 500 Index (S&P 500) had a return of 2.33%.1 Returns of the 10 industry sectors within the S&P 500 Index varied widely. The strongest were utilities, up 14.02%, and energy, up 9.57%. The weakest sector was materials, which was down 10.87%. Other sectors with negative returns were industrials and consumer discretionary. Returns of the consumer staples, financials, health care, information technology and telecommunications services sectors were positive.

1 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  How did the fund perform during this period?

A:  Scudder Select 500 Fund (Class A shares) produced a total return of 1.48% for the six months ended August 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund's return was below that of its benchmark, the S&P 500 Index, and the fund finished below the average return of its Lipper peer group, Large-Cap Core funds. One reason for its below-average return is that Scudder Select 500 Fund holds only those stocks included in the S&P 500 Index, while many funds in the peer group have holdings in smaller-capitalization stocks, which performed better than large caps for the period.

Q:  Will you describe the fund's investment process?

A:  We manage the fund using a proprietary computer model that is designed to help the fund outperform the S&P 500 Index over the long term. Using this model, we rank the stocks in the index based on their prospects for earnings growth, their valuation relative to other stocks in the index, and their price trend. The lowest-ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted.2 For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.

2 Underweight means a fund holds a lower weighting in a given stock than the benchmark index. Overweight means a higher weighting than the benchmark index.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights.

Q:  What investment decisions had the greatest impact on performance over the last six months?

A:  The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Differences between the fund's performance and that of the S&P 500 for this period resulted mainly from stock selection decisions in the consumer staples, health care and information technology sectors.

In information technology, our stock selection had a positive effect for the first few months of the period; most of the underperformance occurred in July, when underweights in International Business Machines Corp. (IBM) and QUALCOMM, Inc., proved disadvantageous. IBM reported higher-than-expected revenue in its three main units: hardware, services and software. New service contracts increased significantly, reversing six quarters of declining growth and beating expectations. QUALCOMM beat earnings estimates in July, noting an increase in sales of higher-priced handsets. The company reported that mobile phone makers and operators were adopting its newest technology at a faster rate than expected. A further negative was an overweight in Gateway, Inc., which reduced its 2005 earnings forecast.

Performance benefited from stock selection in the consumer staples sector, particularly from not investing in Avon Products Inc., ConAgra Foods, Inc., and Sara Lee Corp. All three of these companies reported lower-than-expected revenue and earnings growth, raising questions about their long-term prospects.

In the health care sector, stock selection had a negative effect on performance, especially in the month of August. An underweight in Medtronic Inc., which reported strong quarterly revenue and earnings, was a significant factor in the fund's underperformance.

At the end of the period covered by this report, companies in the energy and insurance sectors were affected by Hurricane Katrina. In insurance, a slight overweight in American International Group, Inc., hurt performance as the company's stock dropped on concerns about the cost of insurance payouts resulting from the storm. Energy stocks moved generally higher as the hurricane drove oil prices up. The fund's performance benefited from overweights in Sunoco, Inc., and Devon Energy Corp. but was hurt by underweights in Valero Energy Corp. and Burlington Resources, Inc.

Q:  What changes were made in the S&P 500 Index, and how did they affect returns?

A:  In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is continually rebalanced to reflect these changes in the benchmark index.

Over the six months covered by this report, nine stocks were removed from the index and nine new ones were added. Most of the changes were made because of mergers or acquisitions. Delta Air Lines was removed from the index in August when it became evident that the carrier would file for bankruptcy. None of these changes had a significant impact on the fund's returns.

Q:  Do you have other comments for shareholders?

A:  The market environment of the last few months has been driven mainly by broad trends, rather than company-specific information. As a result, there has been little distinction between the performance of the high-quality names that are emphasized under our management approach and lower-quality issues. This fund tends to perform better when there is a greater divergence between high-quality and lower-quality stocks.

We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. Over time, we believe shareholders will benefit from this efficient approach to investing in a diversified portfolio of securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	8/31/05	2/28/05

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/05	2/28/05

Financials	21%	20%
Information Technology	16%	15%
Health Care	12%	13%
Energy	11%	9%
Industrials	11%	13%
Consumer Staples	10%	11%
Consumer Discretionary	10%	10%
Telecommunication Services	4%	3%
Utilities	4%	3%
Materials	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2005 (20.7% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.6%
2. General Electric Co. Industrial conglomerate	2.7%
3. Microsoft Corp. Developer of computer software	2.7%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.9%
5. Johnson & Johnson Provider of health care products	1.9%
6. Bank of America Corp. Provider of commercial banking services	1.7%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	1.6%
8. American International Group, Inc. Provider of insurance services	1.6%
9. Citigroup, Inc. Provider of diversified financial services	1.5%
10. Wal-Mart Stores, Inc. Operator of discount stores	1.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 10.4%
Auto Components 0.4%
Dana Corp.	3,100	41,726
Goodyear Tire & Rubber Co.*	13,600	228,480
Johnson Controls, Inc.	1,600	95,968
		366,174
Distributors 0.1%
Genuine Parts Co.	1,800	82,476
Diversified Consumer Services 0.3%
Apollo Group, Inc. "A"*	600	47,196
H&R Block, Inc.	8,304	223,793
		270,989
Hotels Restaurants & Leisure 0.9%
McDonald's Corp.	17,300	561,385
Starwood Hotels & Resorts Worldwide, Inc.	1,300	75,790
YUM! Brands, Inc.	5,862	277,741
		914,916
Household Durables 0.7%
Black & Decker Corp.	3,000	255,900
Centex Corp.	2,000	135,500
D.R. Horton, Inc.	900	33,228
KB Home	3,300	244,728
		669,356
Internet & Catalog Retail 0.2%
eBay, Inc.*	6,000	242,940
Leisure Equipment & Products 0.4%
Eastman Kodak Co.	8,113	197,714
Hasbro, Inc.	8,300	171,810
Mattel, Inc.	2,000	36,060
		405,584
Media 2.7%
Comcast Corp. "A"*	26,571	817,058
Gannett Co., Inc.	4,947	359,746
New York Times Co. "A"	4,700	150,071
News Corp. "A"	35,300	572,213
Time Warner, Inc.*	14,904	267,080
Viacom, Inc. "B"	120	4,079
Walt Disney Co.	25,224	635,392
		2,805,639
Multiline Retail 1.4%
Dollar General Corp.	200	3,812
Family Dollar Stores, Inc.	3,400	67,592
Federated Department Stores, Inc.	4,320	297,994
Kohl's Corp.*	1,900	99,655
Nordstrom, Inc.	7,100	238,418
Sears Holdings Corp.*	900	122,274
Target Corp.	11,700	628,875
		1,458,620
Specialty Retail 2.6%
AutoZone, Inc.*	2,631	248,629
Bed Bath & Beyond, Inc.*	1,200	48,660
Best Buy Co., Inc.	5,100	243,066
Home Depot, Inc.	23,280	938,650
Limited Brands, Inc.	4,200	92,316
Lowe's Companies, Inc.	10,100	649,531
RadioShack Corp.	2,700	67,662
Sherwin-Williams Co.	4,676	216,779
The Gap, Inc.	6,200	117,862
		2,623,155
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.*	200	6,638
Jones Apparel Group, Inc.	2,700	76,086
NIKE, Inc. "B"	4,368	344,679
Reebok International Ltd.	3,500	197,050
VF Corp.	1,700	100,827
		725,280
Consumer Staples 10.4%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	11,200	496,272
Coca-Cola Co.	24,979	1,099,076
Coca-Cola Enterprises, Inc.	12,000	268,200
PepsiCo, Inc.	18,697	1,025,530
		2,889,078
Food & Staples Retailing 3.0%
Albertsons, Inc.	2,900	58,377
CVS Corp.	12,794	375,760
Kroger Co.*	10,100	199,374
Safeway, Inc.	11,344	269,193
Wal-Mart Stores, Inc.	34,828	1,565,867
Walgreen Co.	11,952	553,736
		3,022,307
Food Products 1.0%
Campbell Soup Co.	9,600	282,240
H.J. Heinz Co.	6,500	233,480
Kellogg Co.	4,321	195,871
The Hershey Co.	5,126	302,895
		1,014,486
Household Products 1.8%
Clorox Co.	4,286	246,745
Colgate-Palmolive Co.	8,600	451,500
Kimberly-Clark Corp.	6,754	420,909
Procter & Gamble Co.	13,018	722,239
		1,841,393
Personal Products 0.3%
Gillette Co.	6,500	350,155
Tobacco 1.5%
Altria Group, Inc.	21,695	1,533,837
Energy 10.5%
Energy Equipment & Services 1.8%
Baker Hughes, Inc.	3,800	223,250
Halliburton Co.	1,800	111,546
Nabors Industries Ltd.*	2,900	194,300
National-Oilwell Varco, Inc.*	1,577	101,259
Noble Corp.	2,200	156,860
Rowan Companies, Inc.	2,100	78,120
Schlumberger Ltd.	7,900	681,217
Transocean, Inc.*	3,400	200,736
Weatherford International Ltd.*	1,300	88,023
		1,835,311
Oil, Gas and Consumable Fuels 8.7%
Amerada Hess Corp.	2,500	317,750
Anadarko Petroleum Corp.	4,541	412,641
Apache Corp.	5,786	414,393
Burlington Resources, Inc.	300	22,137
Chevron Corp.	24,053	1,476,854
ConocoPhillips	12,710	838,098
Devon Energy Corp.	7,942	482,635
EOG Resources, Inc.	400	25,532
ExxonMobil Corp.	61,305	3,672,170
Kerr-McGee Corp.	2,706	238,209
Marathon Oil Corp.	851	54,728
Occidental Petroleum Corp.	6,200	514,786
Sunoco, Inc.	4,600	334,420
Valero Energy Corp.	600	63,900
		8,868,253
Financials 20.8%
Banks 6.9%
Bank of America Corp.	41,282	1,776,365
BB&T Corp.	5,697	231,127
Comerica, Inc.	4,900	296,401
First Horizon National Corp.	2,600	101,608
Golden West Financial Corp.	5,610	342,154
KeyCorp.	4,500	149,040
Marshall & Ilsley Corp.	2,500	109,425
National City Corp.	11,057	405,018
PNC Financial Services Group, Inc.	6,200	348,626
SunTrust Banks, Inc.	5,773	405,727
US Bancorp.	16,969	495,834
Wachovia Corp.	12,710	630,670
Washington Mutual, Inc.	10,429	433,638
Wells Fargo & Co.	18,391	1,096,471
Zions Bancorp.	2,884	201,476
		7,023,580
Capital Markets 2.4%
Bank of New York Co., Inc.	500	15,285
Bear Stearns Companies, Inc.	1,000	100,500
E*TRADE Financial Corp.*	15,700	251,200
Franklin Resources, Inc.	1,200	96,528
Lehman Brothers Holdings, Inc.	4,500	475,470
Mellon Financial Corp.	10,400	337,480
Merrill Lynch & Co., Inc.	5,100	291,516
Morgan Stanley	6,100	310,307
The Goldman Sachs Group, Inc.	5,200	578,136
		2,456,422
Consumer Finance 1.7%
American Express Co.	14,280	788,827
Capital One Financial Corp.	4,700	386,528
MBNA Corp.	3,500	88,200
Providian Financial Corp.*	7,800	145,080
SLM Corp.	6,935	345,016
		1,753,651
Diversified Financial Services 4.6%
CIT Group, Inc.	6,400	289,792
Citigroup, Inc.	35,853	1,569,286
Countrywide Financial Corp.	10,500	354,795
Fannie Mae	11,509	587,419
Freddie Mac	8,931	539,254
JPMorgan Chase & Co.	17,239	584,230
MGIC Investment Corp.	3,850	240,356
Moody's Corp.	6,800	333,948
Principal Financial Group, Inc.	3,368	154,254
		4,653,334
Insurance 4.3%
ACE Ltd.	1,400	62,174
Allstate Corp.	6,457	362,948
Ambac Financial Group, Inc.	400	27,432
American International Group, Inc.	26,933	1,594,433
Aon Corp.	2,900	86,768
Chubb Corp.	1,100	95,656
Cincinnati Financial Corp.	420	17,212
Hartford Financial Services Group, Inc.	3,400	248,370
Jefferson-Pilot Corp.	200	9,946
Lincoln National Corp.	200	9,918
Loews Corp.	2,400	210,456
MBIA, Inc.	4,600	266,662
MetLife, Inc.	7,920	387,922
Progressive Corp.	1,329	128,129
Prudential Financial, Inc.	5,607	360,922
Safeco Corp.	2,200	114,708
The St. Paul Travelers Companies, Inc.	5,900	253,759
Torchmark Corp.	100	5,274
UnumProvident Corp.	9,200	177,744
XL Capital Ltd. "A"	300	20,850
		4,441,283
Real Estate 0.9%
Apartment Investment & Management Co. "A" (REIT)	5,700	227,430
Archstone-Smith Trust (REIT)	1,900	76,570
Equity Office Properties Trust (REIT)	2,073	69,031
Plum Creek Timber Co., Inc. (REIT)	6,100	224,175
Vornado Realty Trust (REIT)	3,400	292,468
		889,674
Health Care 12.5%
Biotechnology 1.5%
Amgen, Inc.*	13,888	1,109,651
Applera Corp. — Applied Biosystems Group	10,500	225,750
Genzyme Corp.*	2,200	156,574
Gilead Sciences, Inc.*	1,600	68,800
		1,560,775
Health Care Equipment & Supplies 1.5%
Baxter International, Inc.	500	20,165
Becton, Dickinson & Co.	600	31,578
C.R. Bard, Inc.	3,684	236,992
Guidant Corp.	1,300	91,832
Hospira, Inc.*	6,440	256,570
Medtronic, Inc.	7,296	415,872
St. Jude Medical, Inc.*	2,100	96,390
Zimmer Holdings, Inc.*	4,732	388,828
		1,538,227
Health Care Providers & Services 2.5%
Aetna, Inc.	5,142	409,663
AmerisourceBergen Corp.	1,700	126,939
Cardinal Health, Inc.	1,700	101,337
HCA, Inc.	900	44,370
IMS Health, Inc.	9,500	258,400
Quest Diagnostics, Inc.	4,700	234,906
UnitedHealth Group, Inc.	15,524	799,486
WellPoint, Inc.*	8,316	617,463
		2,592,564
Pharmaceuticals 7.0%
Abbott Laboratories	17,604	794,469
Allergan, Inc.	700	64,435
Bristol-Myers Squibb Co.	25,311	619,360
Eli Lilly & Co.	644	35,433
Forest Laboratories, Inc.*	1,800	79,920
Johnson & Johnson	30,237	1,916,723
Merck & Co., Inc.	25,950	732,569
Pfizer, Inc.	75,466	1,922,119
Schering-Plough Corp.	3,800	81,358
Watson Pharmaceuticals, Inc.*	2,100	72,408
Wyeth	16,600	760,114
		7,078,908
Industrials 10.5%
Aerospace & Defense 2.8%
Boeing Co.	9,575	641,717
General Dynamics Corp.	3,600	412,524
Honeywell International, Inc.	8,000	306,240
L-3 Communications Holdings, Inc.	1,000	81,880
Lockheed Martin Corp.	5,100	317,424
Northrop Grumman Corp.	6,400	358,976
Rockwell Collins, Inc.	1,447	69,644
United Technologies Corp.	13,104	655,200
		2,843,605
Air Freight & Logistics 1.2%
FedEx Corp.	3,252	264,843
Ryder System, Inc.	4,200	147,378
United Parcel Service, Inc. "B"	11,613	823,245
		1,235,466
Airlines 0.2%
Southwest Airlines Co.	20,700	275,724
Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	3,500	27,930
Equifax, Inc.	6,800	224,672
Pitney Bowes, Inc.	6,100	263,825
		516,427
Electrical Equipment 0.1%
Emerson Electric Co.	900	60,552
Industrial Conglomerates 3.4%
3M Co.	9,584	681,902
General Electric Co.	81,658	2,744,525
Tyco International Ltd.	400	11,132
		3,437,559
Machinery 1.8%
Caterpillar, Inc.	10,000	554,900
Danaher Corp.	5,400	289,224
Deere & Co.	5,000	326,900
Eaton Corp.	600	38,352
Illinois Tool Works, Inc.	100	8,428
Ingersoll-Rand Co., Ltd. "A"	2,000	159,240
ITT Industries, Inc.	2,716	296,370
Navistar International Corp.*	3,800	121,448
Parker Hannifin Corp.	300	19,332
		1,814,194
Road & Rail 0.5%
CSX Corp.	6,600	289,938
Union Pacific Corp.	3,271	223,311
		513,249
Information Technology 16.0%
Communications Equipment 2.5%
Cisco Systems, Inc.*	69,644	1,227,127
Corning, Inc.*	2,500	49,900
Lucent Technologies, Inc.*	91,900	283,052
Motorola, Inc.	32,200	704,536
QUALCOMM, Inc.	2,192	87,044
Scientific-Atlanta, Inc.	200	7,652
Tellabs, Inc.*	26,100	232,029
		2,591,340
Computers & Peripherals 4.1%
Apple Computer, Inc.*	9,400	441,142
Dell, Inc.*	27,129	965,792
EMC Corp.*	6,500	83,590
Gateway, Inc.*	57,400	174,496
Hewlett-Packard Co.	33,855	939,815
International Business Machines Corp.	17,238	1,389,728
NCR Corp.*	6,900	236,118
QLogic Corp.*	300	10,368
		4,241,049
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	1,900	61,104
Jabil Circuit, Inc.*	100	2,944
		64,048
IT Consulting & Services 0.7%
Affiliated Computer Services, Inc. "A"*	4,500	233,775
Computer Sciences Corp.*	5,300	236,115
Convergys Corp.*	15,600	221,832
		691,722
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc.*	2,900	60,233
Altera Corp.*	12,800	279,936
Applied Materials, Inc.	20,600	377,186
Broadcom Corp. "A"*	6,000	261,000
Freescale Semiconductor, Inc. "B"*	3,632	87,459
Intel Corp.	64,064	1,647,726
KLA-Tencor Corp.	5,900	299,484
LSI Logic Corp.*	23,900	230,396
Maxim Integrated Products, Inc.	5,700	243,105
Micron Technology, Inc.*	700	8,337
National Semiconductor Corp.	1,300	32,409
NVIDIA Corp.*	2,300	70,564
PMC-Sierra, Inc.*	21,800	184,864
Texas Instruments, Inc.	21,500	702,620
		4,485,319
Software 4.2%
Adobe Systems, Inc.	10,400	281,216
BMC Software, Inc.*	5,900	118,000
Intuit, Inc.*	5,900	270,456
Microsoft Corp.	99,016	2,713,039
Oracle Corp.*	53,990	700,250
Parametric Technology Corp.*	32,000	193,920
		4,276,881
Materials 1.3%
Chemicals 1.0%
Air Products & Chemicals, Inc.	500	27,700
Ashland, Inc.	3,500	212,765
E.I. du Pont de Nemours & Co.	12,800	506,496
Ecolab, Inc.	1,242	40,986
Hercules, Inc.*	13,800	175,950
		963,897
Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc. "B"	1,800	75,906
Phelps Dodge Corp.	2,300	247,319
		323,225
Telecommunication Services 3.7%
Diversified Telecommunication Services 2.8%
ALLTEL Corp.	6,000	371,940
AT&T Corp.	14,400	283,392
BellSouth Corp.	24,209	636,455
CenturyTel, Inc.	100	3,590
Citizens Communications Co.	10,000	136,400
Qwest Communications International, Inc.*	58,200	226,980
SBC Communications, Inc.	38,523	927,634
Verizon Communications, Inc.	9,831	321,572
		2,907,963
Wireless Telecommunication Services 0.9%
Sprint Nextel Corp.	34,325	890,047
Utilities 3.6%
Electric Utilities 1.5%
American Electric Power Co., Inc.	6,792	252,526
Entergy Corp.	800	59,928
Exelon Corp.	10,084	543,427
FirstEnergy Corp.	5,671	289,391
Southern Co.	10,778	370,763
		1,516,035
Gas Utilities 0.1%
Nicor, Inc.	2,100	86,961
Independent Power Producers & Energy Traders 0.9%
Calpine Corp.* (a)	63,800	195,866
Constellation Energy Group, Inc.	3,005	176,544
Duke Energy Corp.	6,600	191,334
TXU Corp.	3,700	358,974
		922,718
Multi-Utilities 1.1%
Ameren Corp.	1,863	102,335
CenterPoint Energy, Inc.	10,100	143,521
CMS Energy Corp.*	9,700	156,170
Consolidated Edison, Inc.	5,300	248,623
Dominion Resources, Inc.	400	30,592
NiSource, Inc.	400	9,656
PG&E Corp.	5,023	188,463
Public Service Enterprise Group, Inc.	2,381	153,692
Sempra Energy	2,000	89,640
		1,122,692
Total Common Stocks (Cost $83,884,429)		101,689,040
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 3.296% **, 12/1/2005 (b) (Cost $99,189)	100,000	99,189
	Shares	Value ($)

Securities Lending Collateral 0.2%
Scudder Daily Assets Fund Institutional, 3.61% (c) (d) (Cost $228,400)	228,400	228,400

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 3.54% (e) (Cost $188,906)	188,906	188,906
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $84,400,924)+	100.2	102,205,535
Other Assets and Liabilities, Net	(0.2)	(242,427)
Net Assets	100.0	101,963,108

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $86,203,746. At August 31, 2005, net unrealized appreciation for all securities based on tax cost was $16,001,789. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,415,109 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,413,320.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2005 amounted to $172,442, which is 0.2% of net assets.

(b) At August 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The Rate shown is the annualized seven-day yield at period end.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At August 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index Futures	9/15/2005	1	301,768	305,350	3,582
S&P Mini 500 Index Futures	9/16/2005	2	120,483	122,140	1,657
Total net unrealized appreciation					5,239

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $83,983,618) — including $172,442 of securities loaned	$ 101,788,229
Investment in Scudder Daily Assets Fund Institutional (cost $228,400)*	228,400
Investment in Scudder Cash Management QP Trust (cost $188,906)	188,906
Total investments in securities, at value (cost $84,400,924)	102,205,535
Cash	164
Dividends receivable	217,814
Interest receivable	4,119
Receivable for Fund shares sold	24,031
Receivable for daily variation margin on open futures contracts	4,480
Other assets	46,181
Total assets	102,502,324
Liabilities
Payable upon return of securities loaned	228,400
Payable for Fund shares redeemed	111,456
Accrued management fee	43,595
Other accrued expenses and payables	155,765
Total liabilities	539,216
Net assets, at value	$ 101,963,108
Net Assets
Net assets consist of: Undistributed net investment income	260,049
Net unrealized appreciation (depreciation) on: Investments	17,804,611
Futures	5,239
Accumulated net realized gain (loss)	(7,127,475)
Paid-in capital	91,020,684
Net assets, at value	$ 101,963,108

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,512,216 ÷ 2,743,770 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.21
Maximum offering price per share (100 ÷ 94.25 of $12.21)	$ 12.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,095,776 ÷ 1,089,420 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,666,701 ÷ 802,501, outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)

$ 12.05
Class R Net Asset Value, offering and redemption price(a) per share ($2,733,914 ÷ 225,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.10
Class AARP Net Asset Value, offering and redemption price(a) per share ($5,871,770 ÷ 484,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.12
Class S Net Asset Value, offering and redemption price(a) per share ($37,082,731 ÷ 3,060,050 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.12

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 943,729
Interest — Scudder Cash Management QP Trust	9,651
Interest	2,561
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	11,526
Total Income	967,467
Expenses: Management fee	264,751
Services to shareholders	151,966
Custodian and accounting fees	47,777
Distribution service fees	169,287
Auditing	31,533
Legal	6,026
Trustees' fees and expenses	3,302
Reports to shareholders	26,028
Registration fees	23,826
Other	14,013
Total expenses, before expense reductions	738,509
Expense reductions	(37,105)
Total expenses, after expense reductions	701,404
Net investment income	266,063
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,505,739
Futures	18,745
4,524,484
Net unrealized appreciation (depreciation) during the period on: Investments	(3,378,721)
Futures	(9,612)
(3,388,333)
Net gain (loss) on investment transactions	1,136,151
Net increase (decrease) in net assets resulting from operations	$ 1,402,214

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2005 (Unaudited)	Year Ended February 28, 2005
Operations: Net investment income (loss)	$ 266,063	$ 749,713
Net realized gain (loss) on investment transactions	4,524,484	3,426,340
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,388,333)	2,720,722
Net increase (decrease) in net assets resulting from operations	1,402,214	6,896,775
Distributions to shareholders from: Net investment income: Class A	(22,603)	(223,034)
Class B	—	(44,999)
Class C	—	(37,194)
Class R	(417)	(10,443)
Class AARP	(6,653)	(54,200)
Class S	(38,976)	(337,137)
Fund share transactions: Proceeds from shares sold	9,983,444	40,635,648
Reinvestment of distributions	67,317	672,931
Cost of shares redeemed	(19,838,597)	(40,284,696)
Redemption fees	42	95
Net increase (decrease) in net assets from Fund share transactions	(9,787,794)	1,023,978
Increase (decrease) in net assets	(8,454,229)	7,213,746
Net assets at beginning of period	110,417,337	103,203,591
Net assets at end of period (including undistributed net investment income of $260,049 and $62,635, respectively)	$ 101,963,108	$ 110,417,337

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended February 28,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 11.30	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.09	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	.15	.73	2.92	(2.68)	(1.10)
Total from investment operations	.18	.82	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	(.01)	(.08)	(.07)	(.05)	(.04)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.21	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[d]	1.48e**	7.28[e]	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	37	27	7	3
Ratio of expenses before expense reductions (%)	1.32*	1.27	1.04	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.25*	1.22	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.58*	.84	.73	.77	.49*
Portfolio turnover rate (%)	98*	64	65	171	67

[a] For the six months ended August 31, 2005 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended February 28,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.89	$ 11.20	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.01	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.14	.71	2.90	(2.66)	(1.11)
Total from investment operations	.13	.72	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	—	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.02	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[d]	1.09e**	6.47[e]	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	19	7	7
Ratio of expenses before expense reductions (%)	2.06*	2.00	1.84	1.82	1.85*
Ratio of expenses after expense reductions (%)	2.00*	1.99	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	(.17)*	.07	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	98*	64	65	171	67

[a] For the six months ended August 31, 2005 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended February 28,	2005[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.92	$ 11.21	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.01	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	.14	.73	2.90	(2.67)	(1.10)
Total from investment operations	.13	.74	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	—	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.05	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[d]	1.09e**	6.64	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	13	11	3	1
Ratio of before expense reductions (%)	1.99*	1.94	1.81	1.79	1.83*
Ratio of after expense reductions (%)	1.99*	1.94	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	(.16)*	.12	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	98*	64	65	171	67

[a] For the six months ended August 31, 2005 (Unaudited).

[b] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended February 28,	2005[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.07	.04
Net realized and unrealized gain (loss) on investment transactions	.14	.72	.74
Total from investment operations	.16	.79	.78
Less distributions from: Net investment income	(.00)***	(.07)	(.03)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.10	$ 11.94	$ 11.22
Total Return (%)	1.36d**	7.09[d]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1
Ratio of expenses before expense reductions (%)	1.64*	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.50*	1.46	1.02*
Ratio of net investment income (loss) (%)	.33*	.60	1.09*
Portfolio turnover rate (%)	98*	64	65

[a] For the six months ended August 31, 2005 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended February 28,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 11.20	$ 8.31	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.12	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	.13	.74	2.88	(2.66)	(1.10)	(1.60)
Total from investment operations	.18	.86	2.98	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.01)	(.11)	(.09)	(.08)	(.06)	(.04)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.12	$ 11.95	$ 11.20	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	1.53d**	7.65	35.97	(23.45)	(8.47)[d]	(11.23)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	3	3	1
Ratio of expenses before expense reductions (%)	1.03*	.96	.77	.77	.77	.77*
Ratio of expenses after expense reductions (%)	1.01*	.96	.77	.77	.76	.75*
Ratio of net investment income (loss) (%)	.82*	1.10	1.00	1.01	.62	.63*
Portfolio turnover rate (%)	98*	64	65	171	67	95

[a] For the six months ended August 31, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to February 28, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended February 28,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 11.20	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.12	.10	.10	.07	.06
Net realized and unrealized gain (loss) on investment transactions	.14	.73	2.89	(2.66)	(1.10)	(.61)
Total from investment operations	.19	.85	2.99	(2.56)	(1.03)	(.55)
Less distributions from: Net investment income	(.01)	(.11)	(.09)	(.08)	(.06)	(.05)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.12	$ 11.94	$ 11.20	$ 8.30	$ 10.94	$ 12.03
Total Return (%)	1.61c**	7.56[c]	35.97	(23.38)	(8.55)[c]	(4.41)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	38	39	30	39	36
Ratio of expenses before expense reductions (%)	1.09*	1.01	.77	.77	.77	1.22[d]
Ratio of expenses after expense reductions (%)	1.01*	.98	.77	.77	.76	.76[d]
Ratio of net investment income (loss) (%)	.82*	1.08	1.00	1.01	.62	.46
Portfolio turnover rate (%)	98*	64	65	171	67	95

[a] For the six months ended August 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 28, 2005, the Fund had a net tax basis capital loss carryforward of approximately $9,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2011 ($8,900,000) and February 29, 2012 ($300,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended August 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $51,219,328 and $58,700,853, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended August 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

Effective October 1, 2003 through June 30, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended August 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2005
Class A	$ 46,360	$ 13,379	$ 7,171
Class B	16,703	4,261	4,369
Class C	7,403	15	4,734
Class R	3,758	1,549	5,786
Class AARP	6,399	756	2,346
Class S	45,859	14,870	10,535
	$ 126,482	$ 34,830	$ 34,941

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended August 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $39,651, all of which was paid at August 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2005
Class B	$ 52,060	$ 8,605
Class C	39,794	6,370
Class R	2,918	824
	$ 94,772	$ 15,799

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2005	Annualized Effective Rate
Class A	$ 42,715	$ 6,751.24%
Class B	16,726	2,961.24%
Class C	12,305	2,174.23%
Class R	2,769	700.24%
	$ 74,515	$ 12,586

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2005 aggregated $4,620.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2005, the CDSC for Class B and C shares aggregated $21,771 and $3,220, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended August 31, 2005, SDI received $27.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended August 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $22,020, of which $12,230 is unpaid at August 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended August 31, 2005, the Advisor agreed to reimburse the Fund $1,618, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended August 31, 2005, the custodian fee was reduced by $657 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2005		Year Ended February 28, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	388,260	$ 4,595,004	1,895,218	$ 21,517,348
Class B	47,152	550,996	597,084	6,628,375
Class C	83,563	993,557	431,376	4,813,984
Class R	114,813	1,372,024	92,717	1,043,565
Class AARP	52,943	621,549	129,457	1,456,741
Class S	156,341	1,850,314	462,619	5,175,635
		$ 9,983,444		$ 40,635,648
Shares issued to shareholders in reinvestment of distributions
Class A	1,905	$ 22,238	18,326	$ 218,074
Class B	—	—	3,452	40,625
Class C	—	—	1,902	22,419
Class R	33	390	884	10,443
Class AARP	547	6,551	4,508	52,937
Class S	3,186	38,138	27,991	328,433
		$ 67,317		$ 672,931
Shares redeemed
Class A	(696,418)	$ (8,349,013)	(1,212,352)	$ (13,521,262)
Class B	(224,949)	(2,625,901)	(1,057,779)	(11,536,441)
Class C	(334,244)	(3,915,208)	(334,509)	(3,727,710)
Class R	(50,923)	(609,456)	(42,924)	(473,990)
Class AARP	(88,796)	(1,054,802)	(175,703)	(1,965,376)
Class S	(275,995)	(3,284,217)	(808,842)	(9,059,917)
		$ (19,838,597)		$ (40,284,696)
Redemption fees		$ 42		$ 95
Net increase (decrease)
Class A	(306,253)	$ (3,731,746)	701,192	$ 8,214,160
Class B	(177,797)	(2,074,905)	(457,243)	(4,867,441)
Class C	(250,681)	(2,921,651)	98,769	1,108,693
Class R	63,923	762,958	50,677	580,018
Class AARP	(35,306)	(426,687)	(41,738)	(455,698)
Class S	(116,468)	(1,395,763)	(318,232)	(3,555,754)
		$ (9,787,794)		$ 1,023,978

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	920390-820	920390-812	920390-796
Fund Number	410	610	710

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	920390-713
Fund Number	1514

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Select 500 Fund, a series of Value
                                    Equity Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Select 500 Fund, a series of Value
                                    Equity Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               November 1, 2005

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               November 1, 2005